UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

Commission file number: 1-03319

Quad M Solutions, Inc.

Idaho	82-0144710
(State or Other Jurisdiction of Incorporation of Organization)	(I.R.S. Employer Identification Number)

1111 Beltline Road, Suite 108E, Garland, TX	75040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (877) 465-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Quad M Solutions, Inc. (the “Company”) filed a Form 8-K on July 19, 2023 with a Press Release dated July 19, 2023 attached as Exhibit 99.1, reporting that the Company through its wholly-owned subsidiary QM Racing, Inc. (“QM Racing”), which was established by the Company for the purpose of expanding the company’s potential revenue stream and to increase its shareholder value, signed a definitive agreement to acquire 100 percent of REV Technologies, Inc.

The Company is filing this Form 8-K/A for the purpose of filing as Exhibit 10.1 the Definitive Agreement dated July 18, 2023, by and between the Company’s wholly owned subsidiary, subsidiary, QM Racing, Inc., and REV Technologies Inc. pursuant to which QM Racing and REV Technologies entered into a merger agreement, with REV Technologies merging into QM Racing (the “Definitive Agreement”). The Definitive agreement provides, among other things, for the payment of $500,000 to REV Technologies as follows: (i) $75,000 within 14 days of execution of the Definitive Agreement; an (ii) $425,000 withing 90 days of execution.

This strategic acquisition, reported in the Company’s July 19, 2023 Form 8-K, results in QM Racing owning, manufacturing, and marketing the highly anticipated Riley Streetfighter, an electric vehicle developed by Riley Technologies (“Riley”), a renowned automotive design, engineering, manufacturing, and race team operations company. Riley Technologies designed, operated, and built cars that have won the 24 Hours of Daytona over 20 times in addition to countless other motorsport races throughout the world.

The Riley Streetfighter is a cutting-edge three-wheeled electric vehicle that embodies the pinnacle of performance, design, and sustainability. With the base Streetfighter model featuring an exhilarating 0-60 mph acceleration in under three seconds, up to 200-mile range per charge, and a rapid 80 percent charge in just 20 minutes, the Streetfighter is set to redefine the electric vehicle powersports market. Designed for discerning customers, the Streetfighter will be available in customizable E-propulsion system and bodywork configurations with the mass consumer base model is expected to be priced between $45,000 and $60,000. With these key performance and price points, Streetfighter aims to capture a fast-growing powersports market, targeting individuals seeking street legal race-worthy performance coupled with the advantages of electric vehicle technology.

Reference is made to the Definitive Agreement July 18, 2023, attached as Exhibit 10.1 hereto.

Forward-Looking Statements:

The statements contained herein that are not historical facts are forward-looking statements within the meaning of the federal securities laws (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). You can identify such forward-looking statements by the words “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “likely,” “possibly,” “probably,” “goal,” “opportunity,” “objective,” “target,” “assume,” “outlook,” “guidance,” “predicts,” “appears,” “indicator” and similar expressions. Forward-looking statements involve a number of risks and uncertainties. In the normal course of business, Quad M Solutions, in an effort to help keep our stockholders and the public informed about our operations, may from time to time issue such forward-looking statements, either orally or in writing. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, or projections involving anticipated revenues, earnings, profits, pricing, operating expenses or other aspects of operating results. We base the forward-looking statements on our expectations, estimates, and projections at the time such statements are made. These statements are not guarantees of future performance and involve risks and uncertainties that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
10.1	Definitive Agreement dated July 18, 2023, between QM Racing, Inc. and REV Technologies Inc., filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2023

QUAD M SOLUTIONS, INC.

By:	/s/ Joseph Frontiere
Joseph Frontiere
Chief Executive Officer